QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

WRITTEN STATEMENT OF JEFFERY M. JACKSON

        On this day, Sabre Holdings Corporation (the "Company") filed with the Securities and Exchange Commission a Quarterly Report on Form 10-Q for the period ending September 30, 2002 (the "Report").

This written statement accompanied the Report.

  I, Jeffery M. Jackson, the Chief Financial Officer of the Company, hereby certify that:

          (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffery M. Jackson
Jeffery M. Jackson
Executive Vice President and Chief Financial Officer
November 14, 2002

QuickLinks

  Exhibit 99.2